                                                                   Exhibit 10.27

                                 LETTER WAIVER

                                                                November 5, 1998

The Prudential insurance Company
of America
Pruco Life Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, TX 75201

Ladies and Gentlemen:

     We refer to the Second Amended and Restated Master Shelf Agreement dated as of December 19, 1991 amended by Letter Amendment No. I dated November 21, 1997 (as amended, the "AGREEMENT") by and among the undersigned, Western Gas Resources, Inc. (the "COMPANY"), The Prudential Insurance Company of America ("PRUDENTIAL") and Pruco Life Insurance Company ("PRUCO"). Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

     Paragraph 6A(4) of the Agreement requires that the Fixed Charge Coverage Ratio not be less than 3.75 to 1.00 at any time after October 31, 1997. The Company hereby requests that you waive compliance with this paragraph for the fiscal quarter ended September 30, 1998 so long as the Fixed Charge Coverage Ratio is greater than 3.30 to 1.00 during such period.

     If you agree to the above waiver of compliance with paragraph 6A(4) for the fiscal quarter ended September 30, 1998 provided that the Fixed Charge Coverage Ratio may not be less than 3.30 to 1.00 during such period, please evidence such agreement by executing and returning one counterpart of this waiver to the Company at its address at 12200 N. Pecos Street, Denver, Colorado 80234,
Attention: Vice President - Finance. This waiver shall become effective as of the date first above written when and if (I) counterparts of this waiver shall have been executed by the Company and the undersigned, (ii) the consent attached hereto shall have been executed by each Guarantor and (iii) any similar provision in the NCNB Agreement shall have been amended or waived in a manner substantially similar to this letter waiver.

                                                                   Exhibit 10.27

     The execution, delivery and effectiveness of this letter shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement. This letter waiver may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter waiver.

                                        Very truly yours,

                                        WESTERN GAS RESOURCES, INC.

                                        By: /s/ William J. Krysiak
                                            ----------------------------
                                                William J. Krysiak
                                                Vice President - Finance

Agreed as of the date first above written:

THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA

By: /s/ Ric E. Abel
    ------------------
        Ric E. Abel
        Vice President

PRUCO LIFE INSURANCE COMPANY

By: /s/ Ric E. Abel
    ------------------
        Ric E. Abel
        Vice President

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

                                                                   Exhibit 10.27

                                    CONSENT

     Each of the undersigned is a Guarantor ("GUARANTOR" and, collectively, "GUARANTORS") under separate guaranties (each being a "GUARANTY") in favor of The Prudential Insurance Company of America ("PRUDENTIAL"), for itself and on behalf of affiliates of Prudential with respect to the obligations of Western Gas Resources, Inc. (the "COMPANY") under that certain Second Amended and Restated Master Shelf Agreement dated as of December 19, 1991 (effective as of January 31, 1996) (the "AGREEMENT"). The terms used herein have the meaning specified in each Guaranty unless otherwise defined herein, Prudential, Pruco Life Insurance and the Company are entering into a Letter Waiver dated
November 5, 1998, to which this consent is attached (the "LETTER WAIVER"), which waives compliance with certain provisions of the Agreement. Each of the undersigned hereby consents to the Letter Waiver and each hereby confirms and agrees that its Guaranty is, and shall continue to be, in fall force and effect and is hereby confirmed and ratified in all respects.

        Dated as of November 5, 1998

LANCE OIL & GAS COMPANY, INC.
MGTC, INC.
MIGC, INC.
MOUNTAIN GAS RESOURCES, INC.
PINNACLE GAS TREATING, INC.
WESTERN GAS RESOURCES STORAGE, INC.
WESTERN GAS RESOURCES - TEXAS, INC.
WESTERN GAS RESOURCES OKLAHOMA, INC.
WESTERN POWER SERVICES, INC.
WGR CANADA, INC.

By: ___________________________________________
    /S/ William J. Krysiak, as Vice President -
        Finance of each of the above-named companies.

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